                                                                  Exhibit 24

                                POWER OF ATTORNEY

         Each person executing this Power of Attorney hereby appoints Eugene W.
Landy and Anna T. Chew, or either of them, as his or her attorney-in-fact to execute and to file such amendments to this Form S-3 Registration Statement as such attorneys-in-fact, or either of them, may deem appropriate, or withdraw from the registration process this Registration Statement.

         This Power of Attorney has been signed by the following persons in the capacities indicated on this 2nd day of May, 2003.

/s/ EUGENE W. LANDY                                     /s/ MATTHEW I. HIRSCH
------------------------------------                    --------------------------------------
Eugene W. Landy                                         Matthew I. Hirsch
Chairman of the Board,                                  Director
President and Director
(Principal Executive Officer)

/s/ CYNTHIA J. MORGENSTERN                               /s/ CHARLES P. KAEMPFFER
------------------------------------                     --------------------------------------
Cynthia J. Morgenstern                                   Charles P. Kaempffer
Executive Vice President and Director                    Director

/s/ ERNEST V. BENCIVENGA                                 /s/ SAMUEL A. LANDY
------------------------------------                     --------------------------------------
Ernest V. Bencivenga                                     Samuel A. Landy
Treasurer and Director                                   Director

/s/ ANNA T. CHEW                                         /s/ JOHN R. SAMPSON
------------------------------------                     --------------------------------------
Anna T. Chew                                             John R. Sampson
Controller and Director                                  Director
(Principal Financial and Accounting Officer)

/s/ DANIEL D. CRONHEIM                                   /s/ PETER J. WEIDHORN
------------------------------------                     --------------------------------------
Daniel D. Cronheim                                       Peter J. Weidhorn
Director                                                 Director